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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Mackinac Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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130 South Cedar Street
Manistique, Michigan 49854

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2020

              NOTICE IS HEREBY GIVEN that the 2020 annual meeting of shareholders (the "Annual Meeting") of Mackinac Financial Corporation, a Michigan corporation (the "Corporation"), will be held on Wednesday, May 27, 2020, at 11:00 a.m. EDT, virtually via a live webcast, for the following purposes:

  1.
  To elect three directors, each to hold office for a three-year term;

  2.
  To approve the Corporation's compensation of its named executive officers as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) (also referred to as the "say-on-pay" proposal);

  3.
  To ratify the appointment of Plante & Moran, PLLC as the Corporation's independent auditors for the year ending December 31, 2020; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all in accordance with the accompanying proxy statement.

              The Board of Directors of the Corporation (the "Board") recommends a vote for proposals 1 and 2, and for the ratification of proposal 3.

              The Board has fixed April 15, 2020, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting.

              We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Annual Meeting. Please read it carefully.

              If you have questions or comments, please direct them to Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854, Attention: Paul D. Tobias.

By order of the Board of Directors
/s/ Paul D. Tobias
Paul D. Tobias
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2020: The Proxy Statement, Form 10-K for the year ended December 31, 2019 and the 2019 Annual Report to Shareholders are available at www.bankmbank.com.

Your vote is important. Even if you plan to attend the Annual Meeting electronically, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.

Dated: April 22, 2020

130 South Cedar Street
Manistique, Michigan 49854

April 22, 2020

PROXY STATEMENT

              This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Mackinac Financial Corporation, a Michigan corporation (the "Corporation"), to be voted at the 2020 annual meeting of shareholders of the Corporation (the "Annual Meeting") to be held on Wednesday, May 27, 2020, at 11:00 a.m. EDT, virtually via a live webcast at www.virtualshareholdermeeting.com/MFNC2020, for the purposes set forth in the accompanying notice and in this proxy statement.

              This proxy statement is being mailed on or about April 22, 2020, to all holders of record of common stock of the Corporation as of the record date. The Board has fixed the close of business on April 15, 2020, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, there were 10,533,589 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

              If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted on each matter that properly arises at the Annual Meeting and any adjournment of the Annual Meeting. If a shareholder specifies a choice as to a particular matter, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all of the nominees named in the proxy statement, for the say-on-pay proposal, for ratification of the independent auditors, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the Annual Meeting.

              Brokers do not have discretion to cast votes on non-routine matters with respect to any shares held in street name for which they have not received voting directions from the beneficial owners. Therefore, if you hold your shares in street name, you must vote your proxy if you wish your shares to be voted in the election of directors, as well as with respect to the approval of the Corporation's compensation of the named executive officers. A proxy may be revoked before exercise by notifying the Chief Executive Officer of the Corporation in writing or in open meeting, by submitting a proxy of a later date or participating in the Annual Meeting and voting electronically. All shareholders are encouraged to date and sign the enclosed proxy, indicate a choice with respect to the matters to be voted upon, and return it to the Corporation.

Quorum, Required Vote, and Related Matters

              Quorum.    A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the Annual Meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of whether a quorum is present. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

              "Street Name" Accounts.    If you hold shares in "street name" with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares. In some cases, a broker may be able to vote your shares even if you provide no instructions. But on other matters (such as the election of directors and the approval of the Corporation's compensation of its named executive officers) your broker may vote the shares held for you only if you provide voting instructions. Shares for which a broker does not have the authority to vote are recorded as "broker non-votes" and are not counted in the vote by shareholders.

              If you hold your shares in street name through a broker, bank, or other nominee, it is critical that you cast your vote if you want it to count in the election of our director nominees or for the approval of the say-on-pay proposal. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker, bank, or other nominee was allowed to vote those shares on your behalf as they felt appropriate. However, certain regulations prohibit your broker, bank, or other nominee from voting uninstructed shares on a discretionary basis on proposals one or two at the Annual Meeting. Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the Annual Meeting, no votes will be cast on your behalf for proposals one or two. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against a particular proposal.

              Proposal No. 1 – Election of Directors.    Directors are elected by a plurality of the votes cast by the shares entitled to vote. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors. You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

              Proposal No. 2 – Say-on-Pay.    The say-on-pay proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. This vote is advisory and will not be binding upon the Board. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. If a shareholder submits a proxy but does not specify how such shareholder would like it to be voted, then the proxy will be voted "FOR" the approval of the Corporation's compensation of its named executive officers. Abstentions, broker non-votes or the failure to return a signed proxy will not be counted as either a vote for or against this proposal, so abstentions, broker non-votes and the failure to return a signed proxy will not affect the approval of the non-binding resolution to approve the Corporation's compensation of its named executive officers.

              Proposal No. 3 – Ratification of Independent Auditors.    The appointment of Plante & Moran, PLLC as independent auditors will be ratified if more shares are voted for the ratification than are voted against the ratification. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted "FOR" the ratification. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

              The Articles of Incorporation and Third Amended and Restated Bylaws of the Corporation ("Bylaws") provide for a Board consisting of a number of members to be determined by a resolution adopted by the affirmative vote of at least 80% of the Board and a majority of the "Continuing Directors" (as defined in the Bylaws). The Board has fixed the number of directors at ten. The Articles of Incorporation and Bylaws of the Corporation also provide for the division of the Board into three classes of nearly equal size with staggered three-year terms of office. See "Information about Directors and Nominees—Director Information" below. Three persons have been nominated for election to the Board at the Annual Meeting, each to serve a three-year term expiring at the 2023 annual meeting of shareholders.

Term Expiring in 2020	Term Expiring in 2021	Term Expiring in 2022
Dennis B. Bittner	Walter J. Aspatore	Robert E. Mahaney
Joseph D. Garea	Robert H. Orley	Paul D. Tobias
Kelly W. George	Randolph C. Paschke	David R. Steinhardt
Martin Thomson

              Unless otherwise directed, the persons named as proxy holders in the accompanying proxy will vote for Messrs. Bittner, Garea and George, the nominees named below. Messrs. Bittner, Garea and George are currently directors of the Corporation and its subsidiary, mBank (the "Bank"), and are the members of the class of directors of the Corporation whose terms will expire at the Annual Meeting. In the event that any of the nominees become unavailable, which is not anticipated, the Board, in its discretion, may reduce the number of directors or designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of directors than the number of nominees named.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES

Information about Directors and Nominees

Director Information

              The Corporation believes that the Board as a whole should encompass a range of talent, skill, diversity, and expertise that enables the Board to provide sound guidance with respect to the Corporation's operations and interests. The following information has been furnished to the Corporation by the respective directors. Each of them has been engaged in the occupations stated below during the periods indicated, or if no period is indicated, for more than five years.

Nominees Standing for Election	Age	Principal Occupation	Director Since
Dennis B. Bittner	60	Owner and President, Bittner Engineering, Inc. (professional services company providing planning, development and consultation related services on civil, environmental and architectural engineering projects.) Mr. Bittner's qualifications to serve as a director include his management and ownership of an engineering company, his many years of business related consultation to a broad array of public and private companies, along with his prior career as an engineer with State and Federal Agencies.	2001

Joseph D. Garea	65	Investment Advisor, Managing Director, Detalus Advisors and related companies (provider of investment portfolio management services to banks, thrift institutions and other institutional customers). Mr. Garea's qualifications to serve as a director include his prior employment within the financial services industry, his service as a member of the Board, with a variety of committee responsibilities, along with his other current advisory services to numerous public and private financial services organizations.	2007
Kelly W. George	52	President of the Corporation and President and Chief Executive Officer of the Bank. Mr. George's qualifications to serve as a director include his employment within the financial services industry for over 25 years, including his experience as a regulator for the Federal Reserve System, along with his lending experience, prior to joining the Corporation.	2006
Continuing Directors
Whose Terms Expire in 2021	Age	Principal Occupation	Director Since
Walter J. Aspatore (currently designated as lead-director)	77
		Chairman, Methode Electronics Corp. (developer of customer-engineered and application-specific products and solutions using the latest technologies) from September 2012 to the present; from 1987 to 1989, President, Cross & Trecker Corporation; from 1985 to 1986, Vice-President of Finance, Industrial Energy Group of TRW Corporation; and from 1974 to 1978, Controller, Flight Systems Division of Bendix Corporation. Mr. Aspatore's qualifications to serve as a director encompass his broad financial background which spans across several decades and includes his service as chief executive officer and director for a wide variety of national and international publicly held companies.	2004
Robert H. Orley	64	Real Estate Developer, Founding Partner, O2 Investments, LLC (private equity firm). Mr. Orley's qualifications to serve as a director include his background in real estate management and corporate developments, along with his academic background.	2004
Randolph C. Paschke	70
		From 2016 to 2019, Executive-in-Residence, Mike Ilitch School of Business, Wayne State University; from August 2012 to 2016, Director of External Relations and Community Engagement, Mike Ilitch School of Business, Wayne State University; from August 2002 to 2012, Chair, Department of Accounting and Interim Chair of The Department of Finance (2009-2010), Mike Ilitch School of Business, Wayne State University. Mr. Paschke's qualifications to serve as a director include 32 years of service for an international accounting firm, 20 years as a partner with 16 years as a practice managing partner, his experience as a licensed CPA since 1972, along with his years of service as a chair of the accounting department at Wayne State University.	2004
Martin Thomson	71
		Member of the Alpena County, Michigan, Board of Commissioners from June 2019 to present and member of financial committee; Chairman of the board of directors of First Federal of Northern Michigan Bancorp, Inc. from May 2008 to May 2018; president and chief executive officer of First Federal of Northern Michigan Bancorp, Inc. and its wholly owned subsidiary bank, First Federal of Northern Michigan beginning in May 2001 to 2006 and 2008, respectively. Prior to his service at First Federal of Northern Michigan, Mr. Thomson was president and chief executive officer of Presque Isle Electric and Gas Co-op., Onaway, Michigan. Mr. Thomson's qualifications to serve as director include his extensive background in bank management.	2018

Whose Terms Expire in 2022	Age	Principal Occupation	Director Since
Robert E. Mahaney II	61	Founder and President, Veridea Group, LLC (a commercial and residential real estate development and hotel management company). Mr. Mahaney is also a private equity investor in a number of lodging and other businesses. Mr. Mahaney's qualifications to serve as a director include his many business ventures and his previous financial services experience, coupled with his academic background, professional designations and community involvement.	2008
Paul D. Tobias	69	Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank since December 2004. Mr. Tobias' qualifications to serve as a director include his experience as a banking and financial services executive, along with his institutional knowledge of the Corporation through his tenure as its Chief Executive Officer.	2004
David R. Steinhardt	50	Co-Founder and Board Member, Clarity Capital, Managing Partner and Portfolio Manager, Wooster Capital Management. Mr. Steinhardt has served as Managing Director and Head of Research at Centurion Investment Group and as an analyst and assistant portfolio manager at Spears, Benzak, Salomon and Farrell. Mr. Steinhardt's qualifications to serve as a director include his vast experience in capital management and his educational background.	2012

Director Independence

              The Board recently undertook its annual review of director independence in accordance with the applicable rules of the Nasdaq Stock Market, LLC ("Nasdaq"). The independence rules include a series of objective tests, including that the director is not employed by the Corporation and has not engaged in various types of business dealings with the Corporation. In addition, the Board is required to make a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and the Corporation with regard to each director's business and personal activities as they may relate to the Corporation and its management.

              The Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the director nominees and continuing directors are independent directors under the applicable rules of Nasdaq, except for Mr. Tobias, Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank; Mr. George, President of the Corporation and President and Chief Executive Officer of the Bank; and Mr. Mahaney, director. Messrs. Tobias and George are not independent because of their services as executive officers of the Corporation and the Bank. Mr. Mahaney is not independent as a result of the transaction described under "Indebtedness of and Transactions with Management" below.

              Each member of the Audit Committee, Compensation Committee and Nominating and Governance Committee is independent under Nasdaq rules. In addition, the Board has affirmatively determined that the members of the Audit Committee and Compensation Committee qualify as independent in accordance with the additional independence rules established by the Securities Exchange Commission (the "SEC") and Nasdaq.

              There are no family relationships between or among any of the directors, nominees, or executive officers of the Corporation.

PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

              The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables the Corporation's shareholders to vote to approve, on a non-binding basis, the Corporation's compensation of its named executive officers, In 2019, at our annual meeting, the Corporation's shareholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. Consistent with the Board's recommendation, the shareholders voted to hold the advisory vote on an annual basis until the next required vote on the frequency of shareholder votes on executive compensation. Shareholders have voted in support of our executive compensation strategy in each of the past five years. Our next advisory, non-binding vote on the frequency of future advisory votes on executive compensation will be at the 2025 annual meeting of stockholders.

              The Corporation seeks to align the interests of its named executive officers with the interests of its shareholders. Therefore, the Corporation's compensation programs are designed to reward its named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, without unnecessary or excessive risk-taking. We believe that the Corporation's compensation policies and procedures are competitive and focused on performance and are aligned with the long term interest of its shareholders.

              The proposal described below, commonly known as a "say-on-pay" proposal, gives you as a shareholder the opportunity to express your views regarding the Corporation's compensation of its named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Corporation, the Board, or the Compensation Committee. However, the Corporation, the Board, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the Corporation's overall compensation of its named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

              The Board believes the Corporation's compensation policies and procedures achieve this objective, and therefore recommend that shareholders vote "FOR" the following resolution:

                  "RESOLVED, that the compensation paid to the Corporation's named executive officers, as disclosed in the Corporation's proxy statement for the 2020 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in such proxy statement, is hereby APPROVED."

              If a quorum is present, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR THIS "SAY-ON-PAY" PROPOSAL

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

              The Audit Committee has selected Plante & Moran, PLLC ("Plante Moran") as independent auditors for the Corporation for the fiscal year ending December 31, 2020. The services provided to the Corporation and its subsidiaries by Plante Moran for 2019 and 2018 are described below, under the caption "Relationship with Independent Public Accountants."

              We are asking shareholders to ratify the selection of Plante Moran as the Corporation's independent auditors. Although ratification is not legally required, the Board is submitting the selection of Plante Moran to the shareholders for ratification as a matter of good corporate governance. Representatives of Plante Moran are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

              The appointment of Plante Moran as independent auditors will be ratified if more shares are voted for the ratification than are voted against the ratification. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

              If the shareholders do not ratify the appointment of Plante Moran, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and its shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL

BOARD OF DIRECTORS AND COMMITTEES

Board Meetings

              All directors are expected to attend all meetings of the Board and of the Board committees on which they serve. The Board met eight times during 2019. In 2019, each director attended at least 75% of the aggregate number of all meetings of the Board and the committees on which he served.

Board and Committee Membership

              Current Board and committee memberships are shown in the table below.

Name	MFNC Board	mBank Board	Nominating	Compensation	Audit
Mr. Aspatore	Lead Director	Lead Director	Member	Member
Mr. Bittner	Member	Member		Member	Member
Mr. Garea	Member	Member	Member	Member
Mr. George	Member	Member
Mr. Mahaney	Member	Member
Mr. Orley	Member	Member	Member		Member
Mr. Paschke	Member	Member	Chairman		Chairman
Mr. Steinhardt	Member	Member		Chairman	Member
Mr. Thomson	Member	Member			Vice Chairman(1)
Mr. Tobias	Chairman	Chairman

(1)
Mr. Thomson will assume the duties of Chairman of the Audit Committee following the 2020 Annual Meeting.

Audit Committee

              The Audit Committee is a separately-designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee has responsibility for, among other things:

  •
  appointing or replacing the Corporation's independent auditors;

  •
  overseeing the work of the independent auditors (including resolution of any disagreements between the Corporation's management and auditors regarding financial reporting);

  •
  reviewing the independent auditors' performance, qualifications and independence;

  •
  approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions;

  •
  reviewing the Corporation's financial statements, internal audit function and system of internal controls;

  •
  overseeing compliance by the Corporation with legal and regulatory requirements and with the Corporation's code of business conduct and ethics; and

  •
  producing the report required by federal securities regulations for inclusion in the Corporation's proxy statement.

              The Board has adopted a charter for the Audit Committee, a copy of which is available on the Corporation's website at www.bankmbank.com. The Audit Committee held eight meetings in 2019.

              The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee. The Board has further determined that each of Mr. Paschke and Mr. Thomson qualify as an "audit committee financial expert" in accordance with SEC rules. The designation of an "audit committee financial expert" does not impose upon such person any duties, obligations or liabilities that are greater than those which are generally imposed on him as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Nominating and Governance Committee

              The Nominating and Governance Committee (the "NGC") is responsible for, among other things:

  •
  identifying new candidates who are qualified to serve as directors of the Corporation;

  •
  recommending to the Board the candidates for election as directors and for appointment to the Board's committees; and

  •
  considering any director nominations submitted by the shareholders.

              The Board has adopted a charter for the NGC, a copy of which is available on the Corporation's website at www.bankmbank.com. The NGC held three meetings in 2019.

              In the past, the NGC has identified potential nominees through recommendations made by executive officers and non-management directors and has evaluated such potential nominees based on their resumes and through references and personal interviews. The Corporation has not paid any third party to assist in the process of identifying or evaluating director nominees. The Corporation does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the NGC strives to nominate directors with a variety of complementary skills so that, as a group, the Board possesses the appropriate talent, skills, and expertise to oversee the Corporation's businesses.

              Upon receipt of suggestions from shareholders director nominations, the NGC considers such candidate in accordance with the procedures set forth in the Corporation's Articles of Incorporation and in the NGC's charter. The NGC applies the same consideration factors to shareholder director nominees as are applicable to its own nominees. Under the Corporation's Articles of Incorporation, nominations other than those made by the Board or the NGC must be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for election as a director at an annual meeting of shareholders, together with the written consent of such person to serve as a director, must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary date of the annual meeting of shareholders in the immediately preceding year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

              With respect to each person proposed to be nominated as a director, the NGC must be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Exchange Act); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to

Section 14(a) of the Exchange Act. The NGC may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a director of the Corporation. No person is eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in the Articles of Incorporation.

Compensation Committee

              The Compensation Committee's primary functions are: (i) to review and recommend to the Board all persons to be elected as Chairman, Chief Executive Officer, President, Chief Financial Officer and other executive positions; (ii) to review all material performance criteria used in evaluating executive officers of the Corporation, including their compensation; and (iii) to review and approve the annual base salary level, annual incentive opportunity level, long term incentive opportunity level, employment and other agreements, and other benefits of the executive officers. The primary responsibility of the Compensation Committee is to ensure that the Corporation's compensation of its directors and officers:

  •
  enables the Corporation to attract and retain high quality leadership;

  •
  provides competitive compensation opportunities;

  •
  supports the Corporation's overall business strategy; and

  •
  maximizes shareholder value.

              The Board has adopted a charter for the Compensation Committee, a copy of which is available on the Corporation's website at www.bankmbank.com. The Compensation Committee's charter allows for delegation of certain of its functions to subcommittees or otherwise; however, no such functions were delegated in 2019. The Compensation Committee held two meetings in 2019.

              In 2019, the Compensation Committee reviewed earnings information and other performance metrics relative to the historical compensation of executive management and comparative information prepared both internally and from external providers. The Compensation Committee also reviewed management's recommendations for compensation levels of all of the Corporation's senior executive officers and considered these recommendations with reference to relative compensation levels of like-size financial institutions. The totality of the information reviewed by the Compensation Committee was considered when establishing current executive salary levels, and similar analysis will be considered when reviewing and establishing future salaries and long term incentives.

              The Corporation's compensation policies and practices are designed to ensure that they do not foster risk taking above the level or risk associated with the Corporation's business model. For this purpose, the Compensation Committee generally considers the Corporation's financial performance, comparing them to the performance metrics included in the Corporation's strategic plan. The Compensation Committee also generally evaluates management's compensation in light of other specific risk parameters. Based on this assessment, the Compensation Committee believes that the Corporation has a balanced pay and performance program that does not promote excessive risk taking.

Communication with Directors; Attendance at Annual Meetings; Code of Ethics

              The Board invites shareholders to send written communications to the Board or any director by mail, c/o Secretary, Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854. All communications will be compiled by the Corporation's Secretary and submitted to the Board or the individual director(s) on a regular basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation's business, or communications that relate to improper or irrelevant topics.

              All directors are expected to attend annual meetings of shareholders, except in cases of extraordinary circumstances. All of our current directors attended the 2019 annual meeting of shareholders. The Corporation anticipates that all directors will attend this year's Annual Meeting as well.

              The Corporation has a business conduct and code of ethics policy for all employees, officers and directors of the Corporation and its subsidiaries. Among other things, the business conduct and code of ethics policy includes provisions regarding ethical conduct, compliance with law, conflicts of interest, insider trading and certain investment and other opportunities, competition and fair dealing, discrimination and harassment, record keeping of personal transactions, accounting matters, confidentiality, and reporting of violations. The Corporation has posted copies of its business conduct and code of ethics policy on its corporate website, at www.bankmbank.com, under "MFNC Investor Relations – Corporate Overview – Governance Documents." Any amendments to such policy, or any waivers that are required to be disclosed by the rules of either the SEC or Nasdaq, will be disclosed on the corporate website at the internet address above, in a press release or on a Current Report on Form 8-K.

Board Leadership Structure

              The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Corporation to make that determination based on the then-current position and direction of the Corporation and membership of the Board. The Board believes having the Chief Executive Officer also fill the role of Chairman is more efficient and effective at this time. The Board has also determined that having an independent director serve as "lead director" is in the best interest of the Corporation's shareholders. The lead director is responsible for, among other things: (i) acting as a liaison and channel for communication between the Chief Executive Officer and the independent directors; (ii) considering questions of conflicts of interest of the Chief Executive Officer, other management and other Board members; and (iii) coordinating, developing the agenda and leading executive sessions of the independent directors and communicating the results thereof to the Chief Executive Officer. This structure ensures a greater role for the independent directors in the oversight of the Corporation and active participation of the independent directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Corporation's day-to-day operations.

Board's Role in Risk Oversight

              The Corporation faces a variety of risks, including credit risk, liquidity risk, and operational risk. The Board has implemented a risk management system that is intended to (i) timely identify the material risks that the Corporation faces, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the appropriate Board committee, (iii) implement appropriate and responsive risk management strategies consistent with Corporation's risk profile, and (iv) integrate risk management into corporate decision-making.

 EXECUTIVE OFFICERS

              The executive officers of the Corporation serve at the pleasure of the Board. Set forth below are the current executive officers of the Corporation and a brief explanation of their principal employment during at least the last five years. Additional information concerning the employment arrangements of the Corporation's executive officers is included elsewhere in this proxy statement under the heading "Executive Compensation."

              Paul D. Tobias – Age 69 – Chairman of the Board and Chief Executive Officer of the Corporation and Chairman of the Board of Directors of the Bank. Mr. Tobias was appointed to his present positions with the Corporation and the Bank in November 2006.

              Kelly W. George – Age 52 – President of the Corporation and President and Chief Executive Officer of the Bank. Mr. George was appointed to his present positions with the Corporation and the Bank in November 2006.

              Jesse A. Deering – Age 40 – Executive Vice President and Chief Financial Officer of the Corporation and the Bank. Mr. Deering was appointed to his current positions in August 2016. Prior to such time, Mr. Deering served in various capacities for the Bank, including as a Senior Vice President and Managing Director (February 2013 to August 2016), as Senior Vice President and Southeast Michigan Executive (December 2011 to February 2013), and as First Vice President and Southeast Michigan Executive (February 2009 through December 2011).

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Consultant Disclosure

              The Compensation Committee has engaged an independent consulting firm to review executive officer and director compensation, review the Corporation's annual proxy statement, assist with risk reviews, and provide general consulting advice to the Compensation Committee over the course of the year.

              The Compensation Committee engaged Meyer-Chatfield as a consultant in 2019. The 2019 engagement included an update of market compensation data requested by the Compensation Committee during their periodic evaluation of the Company's compensation practices. Meyer-Chatfield is an independent third-party consulting firm that is focused on the banking marketplace.

Compensation Program Details

              The foregoing discussion provides background and context for the information that follows regarding the Corporation's compensation of its named executive officers in 2019, including the compensation tables.

Executive Compensation

Summary Compensation Table

              The following table sets forth certain information, for the years ended December 31, 2019 and December 31, 2018, regarding the Corporation's compensation of its current Chief Executive Officer, the two other most highly compensated executive officers in 2018 who were serving as executive officers as of December 31, 2019 (the "named executive officers").

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
Paul D. Tobias	2019	384,800	110,000	247,200	16,812	758,812
Chairman and Chief Executive Officer	2018	370,000	120,000	66,685	16,579	573,264
of the Corporation Chairman of the Bank
Kelly W. George	2019	379,600	110,000	309,000	25,212	823,812
President of the Corporation	2018	365,000	120,000	65,778	25,734	576,512
President and Chief Executive Officer of the Bank
Jesse A. Deering	2019	213,200	60,000	193,125	24,040	490,365
Executive Vice President and	2018	205,000	70,000	36,952	20,138	332,090
Chief Financial Officer of the Corporation and the Bank

(1)
Amounts reported for 2019 and 2018 represent a discretionary cash bonus that was paid to each named executive officer.

(2)
Amounts reported relate to time-based restricted stock awards granted under the Corporation's 2012 Incentive Compensation Plan. Amounts reported represent the grant date fair value of such awards (excluding the effect of estimated forfeitures), in each case calculated in accordance with FASB ASC Topic 718.

(3)
Amounts in this column for 2019 include the value of the following benefits or perquisites: (i) for Mr. Tobias, health and disability insurance premiums and life insurance premiums of $16,812; (ii) for Mr. George, 401(k) employer match contributions of $8,400 and health and disability insurance premiums and life insurance premiums of $16,812; and (iii) for Mr. Deering, 401(k) employer match contributions of $3,957 and health and disability insurance premiums and life insurance premiums of $20,083.

(4)
Amounts in this column for 2018 include the value of the following benefits or perquisites: (i) for Mr. Tobias, health and disability insurance premiums and life insurance premiums of $16,579; (ii) for Mr. George, 401(k) employer match contributions of $9,625 and health and disability insurance premiums and life insurance premiums of $16,109; and (iii) for Mr. Deering, 401(k) employer match contributions of $3,650 and health and disability insurance premiums and life insurance premiums of $16,488.

Narrative Disclosure to Summary Compensation Table

Amended and Restated Employment Agreements

              On March 1, 2018, the Corporation entered into an amended and restated employment agreement with each of our named executive officers (each, an "Employment Agreement" and collectively, the "Employment Agreements").

              Each of the Employment Agreements have an initial term (the "Initial Term") of three (3) years beginning on March 1, 2018 (the "Commencement Date"), and automatically renewing for successive one (1) year terms at the end of the Initial Term provided that the Board of the Company does not notify the executive of its intention not to renew the Employment Agreement on or prior to at least one hundred eighty (180) days prior to the expiration of the Initial Term or any renewal term. In the event of a change of control of the Company, the Commencement Date of each Employment Agreement automatically resets as of the date of the change of control, resulting in an initial term of three (3) years from the date of such change of control.

              Each Employment Agreement supersedes the prior employment agreement between the Company and the applicable executive in its entirety.

              The Employment Agreements entitle the executives to, among other benefits, the following compensation: (i) for Mr. Tobias, (a) a base salary of at least $370,000, which is reviewed annually by the Compensation Committee of the Board (the "Compensation Committee"), (b) eligibility for an annual cash bonus, as determined by the Compensation Committee, and eligibility to participate in the Corporation's long term incentive plan, and (c) in the event Mr. Tobias' employment is terminated within two years of a change of control of the Corporation (or six months prior to such change of control in anticipation of such change of control) for any reason other than for cause, a lump sum payment of 2.99 times his annual base salary as of such termination and the average of the full year annual cash bonus paid to Mr. Tobias during the prior three (3) fully completed years, (ii) for Mr. George, (a) a base salary of at least $365,000, which is reviewed annually by the Compensation Committee, (b) eligibility for an annual cash bonus, as determined by the Compensation Committee, and eligibility to participate in the Corporation's long term incentive plan, and (c) in the event Mr. George's employment is terminated within two years of a change of control of the Corporation (or six months prior to such change of control in anticipation of such change of control) for any reason other than for cause, a lump sum payment of 2.99 times his annual base salary as of such termination and the average of the full year annual cash bonus paid to Mr. George during the prior three (3) fully completed years, and (iii) for Mr. Deering, (a) a base salary of at least $205,000, which is reviewed annually by the Compensation Committee, (b) eligibility for an annual cash bonus, as determined by the Compensation Committee, and eligibility to participate in the Corporation's long term incentive plan, and (c) in the event Mr. Deering's employment is terminated within two years of a change of control of the Corporation (or six months prior to such change of control in anticipation of such change of control) for any reason other than for cause, a lump sum payment of 2.0 times his annual base salary as of such termination and the average of the full year annual cash bonus paid to Mr. Deering during the prior three (3) fully completed years.

              Each Employment Agreement contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and for eighteen (18) months thereafter, as well as a provision relating to the protection of confidential information.

Equity Awards Granted to Named Executive Officers

              On February 13, 2020, the Board granted the following restricted stock awards to Messrs. Tobias, George and Deering under the Corporation's 2012 Incentive Compensation Plan (the "2020 Restricted Stock Awards"): (i) 16,000 shares of restricted stock to Mr. Tobias; (ii) 20,000 shares of restricted stock to Mr. George, and (iii) 12,500 shares of restricted stock to Mr. Deering. The 2020 Restricted Stock Awards vest in four equal annual installments beginning on February 17, 2021 so that such awards will be fully vested on February 17, 2024, subject to each such officer's continued employment.

              On February 12, 2019, the Board granted the following restricted stock awards to Messrs. Tobias, George and Deering under the Corporation's 2012 Incentive Compensation Plan (the "2019 Restricted Stock Awards"): (i) 4,194 shares of restricted stock to Mr. Tobias; (ii) 4,137 shares of restricted stock to Mr. George, and (iii) 2,324 shares of restricted stock to Mr. Deering. The 2019 Restricted Stock Awards vest in four equal annual installments beginning on February 26, 2020 so that such awards will be fully vested on February 26, 2023, subject to each such officer's continued employment.

              The Restricted Stock Awards fully vest upon any such officer's termination due to death or disability or upon a change of control of the Corporation. In the event of any such officer's retirement, his Restricted Stock Awards will continue to vest as if his employment with the Corporation were continuing, but any unvested shares will be immediately forfeited in the event such officer ceases to be retired.

2019 Outstanding Equity Awards at Fiscal Year-End Table

              The following table provides information on the unvested shares of restricted stock held by the named executive officers as of December 31, 2019. As of December 31, 2019, no named executive officer held any unexercised stock options.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Paul D. Tobias	02/22/2016	1,450	25,317
	02/24/2017	2,359	41,188
	02/22/2018	2,300	40,158
	02/12/2019	4,189	73,140
Kelly W. George	02/22/2016	1,425	24,881
	02/24/2017	2,318	40,472
	02/22/2018	2,259	39,442
	02/12/2019	4,132	72,145
Jesse A. Deering	02/22/2016	689	12,021
	02/24/2017	1,316	22,977
	02/22/2018	1,283	22,401
	02/12/2019	2,321	40,525

(1)
Shares of restricted stock vest in four equal annual installments on the first through fourth anniversaries of the grant date, except that shares of restricted stock granted on February 12, 2019 vest in four annual installments beginning on February 26, 2020.

(2)
Based on the closing price of the Corporation's common stock on Nasdaq on December 31, 2019, which was $17.46.

Retirement Plan

              The Corporation sponsors the Mackinac Financial Corporation 401(k) Plan (the "Plan"). All regular, full-time employees are eligible to enroll in the Plan after their 90-day introductory period has been met. Employees who have completed 1,000 hours of service and are 18 years of age or older during the plan year (January 1—December 31) may participate in the Plan. If an employee completes at least 1,000 hours of service during any plan year and is employed by the Corporation on the last day of the Plan year, the Corporation may, in its sole discretion, make a matching contribution on their behalf. The Plan permits the Corporation, through action of the Board, to specify the range, rate and level of and to make discretionary contributions to the Plan for allocation to eligible participants. For the 2019 plan year, the Corporation made a discretionary contribution that matched 100% of the first 3% of eligible compensation. All contributions to the Plan are subject to both individual and total participant contribution limits as established by the IRS.

Severance and Change of Control Benefits

              The Corporation does not provide for any severance or change of control benefits, other than those discussed above.

Director Compensation

2019 Director Compensation Table

              The table below sets forth the compensation of each non-employee director in 2019.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
Walter J. Aspatore	38,750	15,400	54,150
Dennis B. Bittner	30,750	15,400	46,150
Joseph D. Garea	29,000	15,400	44,400
Robert E. Mahaney	32,250	15,400	47,650
Robert H. Orley	29,000	15,400	44,400
Randolph C. Paschke	33,250	15,400	48,650
L. Brooks Patterson(2)	15,250	—	15,250
David R. Steinhardt	31,250	15,400	46,650
Martin Thomson	28,000	15,400	43,400

(1)
Consists of a one-time grant of 1,000 shares of restricted stock awards granted to each non-employee director pursuant to the Corporation's 2012 Incentive Compensation Plan. The amounts reported represent the grant date fair market value of the restricted stock award, which is the closing trading price as reported on the Nasdaq for a share of common stock on the date of grant, October 1, 2019 ($15.40), multiplied by the number of shares subject to the award.

(2)
Mr. Patterson passed away on August 3, 2019.

2019 Non-Employee Director Annual Cash Retainer and Meeting Fees

              In 2019, each non-employee director received an annual fee of $25,000. In addition to the annual fee, Board committee chairs received an additional $3,000, and Board committee members received $250 per meeting attended.

              The Corporation does not compensate its employee directors (Messrs. Tobias and George in 2019) for their Board service.

AUDIT COMMITTEE REPORT

              The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management.

              In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence and information required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether the provision of any non-audit services by the auditors is compatible with maintaining the auditors' independence. The Audit Committee is satisfied as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed the audit plans, audit scope and identification of audit risks with the independent auditor.

              The Audit Committee discussed and reviewed with the independent auditors all communications required by the SEC and the Public Company Accounting Oversight Board, including those described in the Statement on Auditing Standard No. 16, as amended (Communications With Audit Committees), and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

              Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for 2019 for filing with the SEC.

Audit Committee

Randolph C. Paschke            Robert H. Orley            Dennis B. Bittner

Martin A. Thomson            David R. Steinhardt

Principal Accountant Fees and Services

              The following table summarizes fees for professional services rendered by Plante & Moran, PLLC, the Corporation's independent auditors for the years ended December 31, 2019 and 2018:

	2019	2018
Audit fees(1)	$262,900	$227,258
Audit-related fees(2)	29,000	143,930
Tax fees(3)	23,850	32,510
All Other Fees	—	—

Total fees	$315,750	$403,698

(1)
Consists of fees billed for professional services performed by Plante Moran for its audit of the Corporation's annual financial statements, the review of financial statements included in the Corporation's Form 10-Q filings and services that are normally provided in connection with regulatory filings or engagements.

(2)
Represents fees for audit of the Corporation's 401(k) plan and discussions regarding proposed business combination accounting. In 2018, includes fees relating to a public stock offering. (3) Represents fees billed for tax services, including tax reviews and planning.

              The Audit Committee is required to review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). During 2019, all services provided by Plante Moran were pre-approved by the Audit Committee. To the extent required by Nasdaq rules or any other applicable legal or regulatory requirements, approval of non-audit services must be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

              Certain of the directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships or limited liability companies, which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such previous transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and (iii) did not involve more than normal risk of collectability or present other unfavorable features. The Audit Committee has responsibility for reviewing and approving transactions with related persons, in accordance with the rules of Nasdaq. The Audit Committee, as a general policy, approves transactions to related parties at essentially the same terms and conditions that apply to similar transactions with non-related parties.

              Under SEC rules, a "related person transaction" is any transaction or series of transactions in which the Corporation or a subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A "related person" is a director, officer, nominee for director or a more than 5% shareholder since the beginning of the Corporation's last completed fiscal year, and their immediate family members. The Corporation reviews all related person transactions in accordance with the its written policies and the procedure described above.

              Mr. Mahaney, a director of the Corporation, owns a controlling interest in Veridea Group, LLC, a commercial and residential real estate development and hotel management company he founded in 2001. On May 24, 2013, the Bank signed a lease for a branch office in a building owned by the Veridea Group, LLC. The lease has a 15-year term. Lease payments in calendar year 2019 and 2018 totaled $458,244 and $449,813, respectively.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

              The following table sets forth information regarding the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Corporation's common stock as of April 15, 2020 by those persons known by (i) management to be the beneficial owners of more than 5% of the common stock, (ii) each of the directors and named executive officers, and (iii) all of the directors and executive officers as a group. As of April 15, 2020, there were 10,533,589 shares of common stock outstanding. Unless otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers with respect to the shares in the table below.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of All Common Stock Outstanding
Five Percent Shareholders:
Steinhardt Capital Investors, LLLP(1) 712 5th Avenue, 34th Floor New York, NY 10019	1,044,557	9.92%
Directors and Executive Officers:
Walter J. Aspatore	30,620	*
Dennis B. Bittner	4,102	*
Jesse A. Deering(2)	26,109	*
Joseph D. Garea	90,315	*
Kelly W. George(3)	97,443	*
Robert E. Mahaney	28,982	*
Robert H. Orley	37,641	*
Randolph C. Paschke	32,317	*
David R. Steinhardt(4)	1,060,551	10.07%
Paul D. Tobias(5)	226,249	2.15%
Martin A. Thomson(6)	45,391	*
All directors and executive officers as a group (12 persons)	1,679,720	15.95%

*
Less than 1%.

(1)
Shares are owned directly by Steinhardt Capital Investors, LLLP, and indirectly by Steinhardt Capital Management, LLC, as general partner of Steinhardt Capital Investors, and Mr. Steinhardt as a manager of Steinhardt Capital Management. Steinhardt Capital Management and Mr. Steinhardt disclaim beneficial ownership of the shares except to the extent of their respective pecuniary interests therein.

(2)
Includes 821 shares held by 401(k) plan.

(3)
Includes 4,943 shares held by 401(k) plan.

(4)
1,044,557 shares are owned directly by Steinhardt Capital Investors, LLLP, and indirectly by Steinhardt Capital Management, LLC, as general partner of Steinhardt Capital Investors, and Mr. Steinhardt as a manager of Steinhardt Capital Management. Steinhardt Capital Management and Mr. Steinhardt disclaim beneficial ownership of the shares except to the extent of their respective pecuniary interests therein.

(5)
Includes 3,718 shares held by 401(k) plan, 54,194 shares held by Tobias Capital LLC, which is 61% owned by Mr. Tobias and his wife, and 72,970 shares held by IRA.

(6)
Includes 27,749 shares held by the Thomson Family Trust and 2,725 shares held by spouse's IRA.

              The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this proxy statement. It should not be construed as an admission of beneficial ownership for other purposes.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

              The financial statements of the Corporation for the year ended December 31, 2019 have been examined by Plante Moran, an independent registered public accounting firm. A representative of Plante Moran is expected to be at the meeting and will have an opportunity to make a statement and be available to answer appropriate questions. Plante Moran has been appointed by the Audit Committee to serve as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2020.

Changes of Accountants

              There was no change of the Corporation's independent public accountants during 2019 or 2018.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Deadline for Shareholder Proposals to be Considered for Inclusion in the Corporation's Proxy Materials

              A proposal submitted by a shareholder for the 2021 annual meeting of shareholders must be sent to the Secretary of the Corporation, 130 South Cedar Street, Manistique, Michigan 49854 and must be received by the Corporation no later than January 1, 2021 to be eligible for inclusion in the Corporation's proxy materials for the 2021 annual meeting of shareholders under Rule 14a-8 under the Exchange Act. The proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Deadline for Shareholder Proposals and Director Nominations to be Brought Before the 2021 Annual Meeting

              In order to be considered at any meeting, a shareholder proposal submitted outside of Rule 14a-8 under the Exchange Act, other than a nomination of directors, must (i) comply with the requirements in the Corporation's Articles of Incorporation and Bylaws as to form and content, and (ii) be received by the Corporation not less than one hundred twenty (120) days nor more than one hundred eighty (180) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided however, that in the event that the annual meeting is called for a date that is not within twenty (20) days before or after such anniversary date, such notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is first provided. Shareholder nominations of directors must comply with the requirements of the Articles of Incorporation and Bylaws summarized above under "Board of Directors and Committees—Nominating and Governance Committee."

OTHER MATTERS

              The Board is not aware of any matter to be presented for action at the Annual Meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the proxy will be voted regarding the matter in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy.

              The cost of soliciting proxies will be borne by the Corporation. If requested, the Corporation will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone, facsimile or in person, without compensation other than their regular compensation.

              The Annual Report of the Corporation for 2019 is included with this proxy statement. Copies of the report will also be available for all shareholders attending the Annual Meeting and can be obtained on the Corporation's website at www.bankmbank.com.

              THE ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION AND THE CORPORATION'S 2019 ANNUAL REPORT IS ALSO AVAILABLE AT WWW.BANKMBANK.COM AND WILL BE PROVIDED FREE TO SHAREHOLDERS UPON WRITTEN REQUEST. TO REQUEST A COPY, WRITE TO SHAREHOLDER RELATIONS DEPARTMENT, MACKINAC FINANCIAL CORPORATION, 130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854.

              Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

              LOCATION OF MACKINAC FINANCIAL CORPORATION 2020
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 27, 2020, at 11:00 a.m. EDT
www.virtualshareholdermeeting.com/MFNC2020

              Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/26/2020 for shares held directly and by 11:59 P.M. ET on 05/21/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MACKINAC FINANCIAL CORPORATION ATTN: JESSE DEERING, EVP/CFO 130 SOUTH CEDAR STREET MANISTIQUE, MI 49854 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/26/2020 for shares held directly and by 11:59 P.M. ET on 05/21/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Dennis B. Bittner 02 Joseph D. Garea 03 Kelly W. George The Board of Directors recommends you vote FOR proposals 2 and 3. 2A PROPOSAL TO APPROVE IN A NON-BINDING ADVISORY VOTE THE CORPORATION'S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING. 3TO RATIFY THE APPOINTMENT OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 0 Against 0 0 Abstain 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000458039_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement are available at www.proxyvote.com MACKINAC FINANCIAL CORPORATION Annual Meeting of Shareholders May 27, 2020 11:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul D. Tobias and Kelly W. George, or either of them, with power of substitution in each, proxies to vote, as designated hereon, all of the undersigned's shares of Common Stock of MACKINAC FINANCIAL CORPORATION, at the Annual Meeting of Shareholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/MFNC2020, on May 27, 2020, at 11:00 a.m., EDT and any and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000458039_2 R1.0.1.18